UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 9, 2001


                                 FX ENERGY, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         0-25386                87-0504461
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                              Identification No.)


            3006 Highland Drive
                 Suite 206
           Salt Lake City, Utah                                  84106
 ----------------------------------------                      ----------
 (Address of Principal Executive Offices)                      (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555
                                 --------------


                                       N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

--------------------------------------------------------------------------------
                              ITEM 5. OTHER EVENTS
--------------------------------------------------------------------------------

On January 9, 2001, FX Energy announced that a preliminary open-hole test of the Tuchola 108-2 wildcat well in the Pomeranian project area in northwest Poland flowed 9.5 million cubic feet (MMcf) of natural gas per day, the limit of the surface equipment.

The discovery is in the well's secondary objective, a 200-foot-thick gross pay interval of the Permian Main Dolomite formation between 8,318 feet and 8,514 feet measured depth. It was tested on a 26/64-inch choke with a flowing tubing pressure of 2,380 pounds per square inch. Drilling will continue toward the primary objective, the Devonian sandstone.

FX Energy owns a 42.5% interest in the well. Apache Corporation (NYSE:APA) is the operator with a 42.5% interest and the Polish Oil and Gas Company owns the remaining 15%.

The Tuchola 108-2 is approximately 60 miles from the nearest production. A gas pipeline is located within about three miles from the discovery. The last discovery in the Pomeranian area was drilled in the mid-1980s.

Several similar leads have been identified on trend in the area.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1999 annual report on Form 10-K and other SEC reports.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FX ENERGY, INC.
                                         Registrant

Dated:  January 9, 2001                  By  /s/ Scott J. Duncan
                                             -------------------
                                             Scott J. Duncan, Vice-President

                                       3